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                                                                    EXHIBIT 10.2

                           INCENTIVE OPTION AGREEMENT


         THIS INCENTIVE OPTION AGREEMENT (the "Agreement"), made this ____ day of __________ , 19__, between KOFAX IMAGE PRODUCTS, a California corporation (hereinafter referred to as the "Company"), and , an employee of the Company, its parent or one or more of its subsidiaries (the "Optionee"), is made with reference to the following facts:


                                R E C I T A L S:


         A. The Optionee is employed with the Company and is a valued employee of the Company.

         B. The Company desires, by affording the Optionee an opportunity to purchase shares of Common Stock of the Company (hereinafter called "Shares"), as hereinafter provided, to carry out the purpose of the "Amended and Restated Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan", a copy of which is attached hereto as Exhibit A (the "Plan").

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

         1. GRANT OF OPTION.

         The Company hereby irrevocably grants to the Optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of ___________ (_______ ) Shares (such number being subject to adjustment as provided in Section 7 hereof) on the terms and conditions herein set forth. The Option granted herein is an "incentive option" within the meaning of the Plan and Section 422 of the Internal Revenue Code of 1986, as amended.

         2. PURCHASE PRICE.

         The purchase price of the Shares covered by the Option shall be _________ ($_____) per share, representing one hundred percent (100%) of the fair market value of the shares as determined pursuant to Section 6 of the Plan as of the date hereof.

         3. TERM OF OPTION.

         The term of the Option shall commence on the date hereof and all rights to purchase shares hereunder shall cease at 11:59 p.m. on the day before the tenth (10th) anniversary of the date hereof, subject to earlier termination as provided herein. Except as may otherwise be provided in this Agreement, options granted hereunder may be exercised pursuant to Section 10 cumulatively, as follows:

          [To be determined on a case-by-case basis by the Board of Directors of the Company at the time of issuance; provided, however, that options shall vest and be exercisable as to at least 20% of the shares



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         For the purpose of this Agreement, the Optionee shall be deemed to be a
"Service Provider" to the Company for so long as the Optionee is employed by the Company, or a parent or subsidiary of the Company, or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies. A leave of absence (regardless of the reason therefor) shall be deemed to constitute the cessation of Service Provider status as of the commencement date of the leave, unless such leave is authorized by the Company in writing and the Optionee recommences providing services prior to the expiration date of such leave. Accordingly, the Optionee shall receive credit as a Service Provider to the Company during a leave of absence only if the leave is authorized by the Company and the Optionee recommences providing services on or prior to the expiration date of the leave.

         The purchase price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise (i) in cash or by certified check or by bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of such shares by the Company and with the prior written consent and approval of the Company, by the delivery of shares of Common Stock of the Company which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined in accordance with Section 6 of the Plan; (iii) with the prior written consent and approval of the Company, by the execution and delivery of Optionee's promissory note in the principal amount of the exercise price, with such term, interest rate and other terms and provisions, including, without limitation, requiring the shares acquired upon exercise to be pledged to the Company to secure payment of the note, as the Board of Directors of the Company may specify, (iv) by cancellation of indebtedness of the Company to Optionee, (v) by waiver of compensation due or accrued to Optionee for services rendered, (vi) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD" Dealer) whereby the Optionee irrevocably elects to exercise his Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, (vii) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, or (viii) any combination of (i), (ii), (iii), (iv), (v), (vi), or
(vii) above. Except as provided in Section 5 hereof, the Option may not be exercised at any time unless the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, a Service Provider to the Company. The holder of the Option shall not have any of the rights of a shareholder with respect to the Shares covered by the Option as to any Shares of Common Stock not actually issued and delivered to Optionee.


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         4. NONTRANSFERABILITY.

         The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided in Section 6 hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

         5. TERMINATION OF OPTION.

            Except as provided below in this Section, this Option shall terminate on the date Optionee ceases to be a Service Provider for the Company (the "Termination Date"). Optionee shall be considered to be a Service Provider to the Company for all purposes under this Section 5 if the Board of Directors determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or adviser to the Company or any Parent, Subsidiary or Affiliate of the Company.

            (A) TERMINATION GENERALLY. In the event Optionee ceases to be a Service Provider to the Company for any reason except death or disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within three (3) months after the Termination Date, but in no event later than the Expiration Date.

            (B) DEATH OR DISABILITY. In the event Optionee ceases to be a Service Provider to the Company because of the death of Optionee or the disability of Optionee within the meaning of Section 22(e)(3) of the Code, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within one year after the Termination Date, but in no event later than the Expiration Date.

         6. OTHER TERMINATIONS OR EXPIRATIONS.

            In addition to any other event causing an expiration or termination of this Option, this Option shall expire and all rights to purchase Shares shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of the dissolution or liquidation of the Company or upon a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or if the Company is the surviving entity and the ownership of the outstanding capital stock of the Company following the transaction changes by 80% or more as a result of such transaction, or of a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise (collectively, a "Transaction"); provided, however, that the Company may, in its discretion, and immediately prior to any such Transaction, cause a new option to be substituted for this Option or cause this Option to be assumed by an employer entity or a parent or subsidiary of such entity; and such new option shall


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apply to all shares issued in addition to or substitution, replacement or modification of the shares theretofore covered by such option; provided that,

                (1) the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares; and

                (2) the new option or the assumption of the existing option shall not give the Optionee additional benefits which he did not have under the old option or prior to such assumption; and

                (3) an appropriate adjustment of the original option price shall be made among original shares subject to the option and any additional shares or shares issued in substitution, replacement or modification thereof.

If such provision is not made in the Transaction for the substitution or assumption of this Option, then the Company shall give written notice to the Optionee of the proposed Transaction not less than thirty (30) days prior to the anticipated effective date of the Transaction.

         7. ADJUSTMENTS.

            The number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), and the minimum number of shares as to which this Option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock in the Company, without receipt of consideration by the Company, which result from a split-up or consolidation of shares, payment of a share dividend (in excess of two percent (2%)), a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of this Option, the Optionee shall receive the number and class of shares Optionee would have received had Optionee been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock in the Company. Subject to any required action by its shareholders, if the Company shall be a surviving entity in any reorganization, merger or consolidation, this Option shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of Common Stock in the Company subject to this Option would have been entitled. Adjustments under this Section 7 shall be made by the Board of Directors whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.

         8. RIGHT OF FIRST REFUSAL.

            (A) GRANT. In the event the Optionee shall exercise the Option or any portion thereof, the Company, in the first instance, and all other shareholders of the Company holding more than 100,000 shares of common stock or any shares of any other class or series having voting power equivalent to more than 100,000 shares of common stock of the Company (as adjusted for


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any change in the capital structure of the Company) ("Purchasing Shareholders"
herein) are hereby granted the right of first refusal with respect to any proposed sale or other transfer of the Shares so acquired (to be hereinafter called the "Purchased Shares") by the Optionee. For purposes of this Section 8, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Purchased Shares, but shall not include (i) a gratuitous transfer of the Purchased Shares made to the Optionee's spouse, parents, siblings, or issue, or a trust for the benefit of any such persons, or
(ii) a transfer of title to the Purchased Shares pursuant to the Optionee's will or the laws of intestate succession.

            (B) NOTICE OF INTENDED DISPOSITION. In the event the Optionee desires to accept a bona fide third-party offer to purchase any or all of the Purchased Shares (the shares subject to such offer to be hereinafter referred to as the "Target Shares"), the Optionee shall promptly (i) deliver to the Secretary of the Company written notice of the offer and the basic terms and conditions thereof, including the proposed purchase price, and (ii) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not be in contravention of the representations made by Optionee in his Investment Letter to the Company, a form of which is attached hereto as Exhibit B.

            (C) EXERCISE OF RIGHT BY THE COMPANY. The Company (or its assignees) shall, for a period of fifteen (15) days following receipt of the notice of intended disposition under Section 8(b), have the right to repurchase the lesser of (i) all of the Target Shares, or (ii) the greatest number of the Target Shares that the Company can legally purchase under applicable law upon substantially the same terms and conditions specified in such notice. Such right shall be exercisable by written notice given to the Optionee prior to the expiration of the fifteen (15)-day exercise period.

            (D) EXERCISE OF RIGHT BY THE PURCHASING SHAREHOLDERS. If any of the Target Shares are not being purchased by the Company, the Company shall notify the Purchasing Shareholders within five (5) days after the expiration of the Company's fifteen (15)-day option exercise period. Within fifteen (15) days after the required date of delivery of the Company's notice, if any of the Purchasing Shareholders desire to acquire any of the Target Shares pursuant to the terms of the notice from the Optionee, they shall each deliver to the Company a written notice of election to purchase such Target Shares or a specified number thereof. If such notices specify in the aggregate more Target Shares than are subject to purchase by the Purchasing Shareholders, the Target Shares shall be allocated as follows:

                (i) Each Purchasing Shareholder electing to purchase Target Shares shall be allocated a number of Target Shares equal to the lesser of (a) the number of Target Shares which that shareholder has offered to purchase, or (b) the number of Target Shares which bears the same ratio to the number of Target Shares which are not being purchased by the Company as the number of shares owned by that shareholder bears to the number of shares owned by all shareholders who have elected to purchase Target Shares.


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                (ii) If any Target Shares remain to be allocated after the application of subsection (i) above, they shall be allocated to the Purchasing Shareholders who elected to purchase more Target Shares than were allocated to them. Each such Purchasing Shareholder shall be allocated a number of Target Shares equal to the lesser of (a) the number of Target Shares which that Purchasing Shareholder has elected to purchase less the number of Target Shares already allocated to that Purchasing Shareholder, or (b) the number of Target Shares which bears the same ratio to the number of Target Shares which have not yet been allocated as the number of shares owned by that Purchasing Shareholder bears to the total number of shares owned by all Purchasing Shareholders who have elected to purchase more Target Shares than were allocated to them. If, as a result of the foregoing provisions of this subsection (ii) all of the Target Shares not being purchased by the Company have not been allocated, the balance shall be allocated by successively applying this subsection (ii) as many times as is necessary to allocate all of the Target Shares.

                (iii) For the purpose of subsection (i) and subsection (ii), shares owned by any Purchasing Shareholder shall include all shares of Common Stock and all shares of any class or series which are convertible or exchangeable for shares of Common Stock, determined as if such convertible or exchangeable shares had been converted or exchanged for shares of Common Stock.

                (iv) After such allocation, the Company shall deliver to the Optionee, within ten (10) days from the expiration of the fifteen
         (15)-day option period of the Purchasing Shareholders, a written notice indicating the number of Target Shares to be purchased by the Company and each of the Purchasing Shareholders.

            (E) PROCEDURE FOR EXERCISE. If such right is exercised with respect to all the Target Shares specified in the notice of intended disposition, the Company (or its assignees) and/or the Purchasing Shareholders shall, except as provided below, effect the repurchase of the Target Shares, including payment of the purchase price, not more than ten (10) days after the expiration of the fifteen (15)-day option period of the Purchasing Shareholders or fifteen (15) days after the expiration of the fifteen (15)-day option period of the Company if the Company elects to exercise the option with respect to all of the Target Shares; and at such time the Optionee shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. The Target Shares so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Company's Common Stock. However, (i) should the purchase price specified in the notice of intended disposition be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) and/or the Purchasing Shareholders shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property, and (ii) if there is no purchase price for the intended disposition, the Company (or its assignees) and/or the Purchasing Shareholders shall have the right to purchase any or all of the Target Shares for a purchase price in the form of cash equal in amount to the value of such Target Shares. If the Optionee and the Company (or its assignees) and/or the Purchasing Shareholders cannot agree on such cash value within ten
(10) days after the Company's receipt of the notice of intended disposition, the valuation shall be made by an appraiser of recognized standing selected by the Optionee and the Company (or its assignees) or, if they cannot agree on an


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appraiser within twenty (20) days after the Company's receipt of such notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. In the event that the valuation is made by an appraiser, the fees associated with such appraisal shall be borne by the Company. The closing shall then be held on the later of (i) the fifth business day following the Company's (or its assignees') exercise of its purchase rights hereunder or (ii) the fifteenth day after such cash valuation shall have been made.

            (F) NON-EXERCISE OF RIGHT. In the event written notice of exercise of the Company's and/or the Purchasing Shareholder's right of first refusal is not given to the Optionee within forty-five (45) days following the date of the Company's receipt of the notice of intended disposition under Section 8(b), the Optionee shall, for a period of ninety-five (95) days thereafter, have the right to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third party purchaser than those specified in the notice of intended disposition given to the Company; provided, however, that any such sale or disposition must not be effected in contravention of the representations made by the Optionee in Section 10 of this Agreement. The third party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement (including the Company's first refusal rights hereunder). In the event Optionee does not sell or otherwise dispose of the Target Shares within the specified ninety-five (95) day period, the Company's right of first refusal shall continue to be applicable to any subsequent disposition of the Target Shares by the Optionee until such right lapses in accordance with Section 8(i).

            (G) JUDICIAL TRANSFERS. All proposed judicial transfers and sales of the Shares by order of any court or referee in bankruptcy ("Order") shall be subject to the terms and provisions of Section 8 of this Agreement. In the event a sale or transfer is proposed pursuant to an Order, all of the terms of this
Section 8 shall apply, with the following modification. Instead of a notice of intent to transfer being delivered to the Company, a copy of the Order shall be delivered to the Company by the proposed transferee, which shall state the name and address of the proposed transferee and shall specify the number of the Shares to be sold and the consideration per Share. For other purposes of this
Section 8, the receipt of the Order shall be treated as the receipt of the notice of intended disposition as set forth in Section 8(b) above. All proposed transfers pursuant to an Order which do not set forth the purchase price capable of valuation which would allow the Company to exercise its rights of first refusal are expressly prohibited. Any purported transfer in contravention of this Section 8(g) shall be null and void and shall pass no title to the proposed transferee.

            (H) PARTIAL EXERCISE OF RIGHT. In the event the Company (or its assignees) and/or the Purchasing Shareholders make a timely exercise of its first refusal rights hereunder with respect to a portion, but not all, of the Target Shares specified in the Optionee's notice of intended disposition, the Optionee shall have the option, exercisable by written notice to the Company delivered within sixty (60) days after the date of the initial notice of intended disposition, to effect the sale of the Target Shares pursuant to one of the following alternatives:


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                (i) sale or other disposition of all the Target Shares to a third-party purchaser in compliance with the requirements of Section 8(a), as if the Company and/or the Purchasing Shareholders did not exercise their respective first refusal rights hereunder; or

                (ii) sale to the Company (or its assignees) and/or the Purchasing Shareholders of the portion of the Target Shares which the Company (or its assignees) and/or the Purchasing Shareholders have elected to purchase, such sale to be effected in substantial conformity with the provisions of Sections 8(c), (d) and (e) and, at the option of Optionee, sale of the remaining portion of the Target Shares to a third-party purchaser in compliance with Section 8(f).

            Failure of the Optionee to deliver timely notification to the Company under this Section 8(h) shall be deemed to be an election by the Optionee to sell the Target Shares pursuant to alternative (i) above.

            (I) LAPSE. The Company's right of first refusal under this Section 8 shall lapse and cease to have effect upon the closing of an underwritten public offering pursuant to an effective registration statement under the 1933 Act covering the offer and sale of common stock for the account of the Company.

            (J) RESTRICTIVE LEGEND. Until such time as the Company's right of first refusal lapses and ceases to have effect pursuant to the provisions of
Section 8(h), the stock certificate for the Purchased Shares shall be endorsed with the following additional legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR ENCUMBERED, EXCEPT IN CONFORMITY WITH THE TERMS OF AN INCENTIVE OPTION AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR HIS PREDECESSOR IN INTEREST). SUCH AGREEMENT GRANTS CERTAIN RIGHTS OF FIRST REFUSAL TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR ENCUMBRANCE OF THE SHARES. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

         9. NOTICE.

            All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by United States certified or registered mail, prepaid, to the parties or their assignees at the addresses set forth opposite their signatures below (or such other address as shall be given in writing by either party to the other).


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         10. METHOD OF EXERCISING OPTION.

             Subject to the terms and conditions of this Option Agreement, this Option may be exercised by written notice to the Company, at its principal office in the State of California, which presently is located at 3 Jenner Street, Irvine, California 92718. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment as provided in Section 3 hereof. The notice of exercise shall be accompanied with an executed investment letter in the form of Exhibit B attached hereto as a condition to exercise. The Company shall deliver a certificate or certificates representing the Shares subject to such exercise as soon as practicable after the notice and investment letter shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable. The holder of this Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to Optionee. The Optionee hereby certifies that all shares of Common Stock in the Company purchased or to be purchased by Optionee pursuant to the exercise of this Option are being or are to be acquired by Optionee for investment and not with a view to the distribution thereof.

         11. NO AGREEMENT TO EMPLOY.

             Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain Optionee for any specific period of time.

         12. MARKET STANDOFF AGREEMENT.

             Optionee agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed 90 days) from the effective date of such registration as the Company or the underwriters may specify.

         13. STOP-TRANSFER NOTICES.

             Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.


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

         14. REPORTS TO OPTIONEE.

             Until the expiration of the right to exercise this Option as provided in Section 3 above, the Company will furnish to the Optionee copies of all annual and other periodic financial and informational reports that the Company distributes generally to its shareholders.

         15. GENERAL.

             The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

         16. COUNTERPARTS.

             This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be binding upon Optionee and the Company at such time as the Agreement, in counterpart or otherwise, is executed by Optionee and the Company.

         17. APPLICABLE LAW.

             This Agreement shall be construed under, and enforced in accordance with and governed by the laws of the State of California.


         IN WITNESS WHEREOF, the Company has caused this Incentive Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                                  COMPANY:

                                                  KOFAX IMAGE PRODUCTS
ADDRESS:

3 Jenner Street
Irvine, CA 92718                                  By ___________________________


                                                  OPTIONEE:
ADDRESS:
________________________________
________________________________                  ______________________________


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                                    EXHIBIT A

                                    THE PLAN

                                    EXHIBIT B


Kofax Image Products
3 Jenner Street
Irvine, California 92718

Gentlemen:

         1. (a) In connection with the acquisition of _________ shares of the common stock of Kofax Image Products, a California corporation (the "Company"), by the undersigned, the undersigned represents that the shares which the undersigned is acquiring are being acquired for investment and not with a view to the sale or distribution of any part thereof, and that the undersigned has no present intent of selling or otherwise distributing the same.

         You have advised the undersigned that the shares have not been registered under the Securities Act of 1933, as the offering of the shares is to be effected pursuant to an exemption from the registration provisions of such Act, and, in this connection, you are relying in part on the representations of the undersigned set forth herein.

         Without in any way limiting the representations set forth above, the undersigned further agrees in no event to make any disposition of all or any part of said shares unless and until (i) the undersigned shall have notified you of the proposed disposition; (ii) the undersigned shall have furnished you with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (iii) such opinion of counsel shall have been concurred in by the Company's counsel and the Company shall have advised you of such concurrence.

            (b) The undersigned acknowledges receipt of all such information as the undersigned deems necessary and appropriate to enable the undersigned to evaluate the financial risk inherent in acquiring said shares and acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company's financial status, in response to all inquiries in respect thereof.

         2. The undersigned understands and agrees that the certificate evidencing said shares will bear the following legends:

         IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

The undersigned acknowledges receipt of a copy of Rule 260.141.11 of Title 10 of the California Administrative Code, which is attached hereto as Exhibit A. The undersigned represents and warrants that he will give a copy of such Rule to any transferee or successor of the undersigned. Such Rule and the conditions of its application restrict the transfer and assignment of the shares and certificates evidencing such shares.

         3. (a) The undersigned recognizes that said shares are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available, and further recognizes that you are under no obligation to register said shares or to comply with any exemption from such registration.

            (b) The undersigned understands that Rule 144 under the Act does not presently apply and may never apply to the Company's securities because the Company does not now, and may never, file reports required by the Securities Exchange Act of 1934, as amended ("Exchange Act"), and has not made, and may never make, publicly available the information required by Rule 15c2-11 of the Exchange Act. Furthermore, if Rule 144 were available, the undersigned understands that sales of securities made in reliance thereof could be made only in certain limited amounts, after certain holding periods and only when there was available specified current public information, all in accordance with the terms and conditions of said Rule. The undersigned understands that, in the case of securities to which said rule is not applicable, compliance with some other exemption under the Act will be required.

Dated:____________________________


                                                 _______________________________


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